                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  August 16, 2004

                                Lehman ABS Corporation
               (as depositor, Home Loan and Investment Bank FSB,
                as Seller and Servicer,and Deutsche Bank National
                         Trust Company, as Trustee).

                       Lehman Home Equity Loan Trust 2004-3
                (Exact name of Registrant as specified in its Charter)

                                       DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-108503-07                         13-3447441
          (Commission File Number)        (I.R.S. Employer Identification No.)

          3 World Financial Center
          New York, New York                             10285
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (212) 526-7000

     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of
     August 16, 2004.

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  not in its individual capacity, but solely
                                  as a duly authorized agent of the Registrant
                                  pursuant to the Pooling and Servicing
                                  Agreement, dated as of May 1,2004.

          Date:  Aug 19, 2004               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders
          dated as of August 16, 2004.

	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates

	August 16, 2004 Distribution

	Contents

			TABLE OF CONTENTS

								Page

			1.	Contents				1
			2.	Certificate Payment Report				2
			3.	Collection Account Report				4
			4.	Credit Enhancement Report				7
			5.	Collateral Report				8
			6.	Delinquency Report				11
			7.	REO Report				12
			8.	Prepayment Report				13
			9.	Prepayment Detail Report				16
			10.	Realized Loss Report				17
			11.	Realized Loss Detail Report				20
			12.	Triggers, Adj. Rate Cert. and Miscellaneous Report				21
			13.	Other Related Information				22
			14.	Additional Certificate Report				23

				Total Number of Pages				23

			CONTACTS

				Administrator: Marion Hogan
				Direct Phone Number: (714)247-6282
				Address: Deutsche Bank
				1761 E. St. Andrew Place, Santa Ana, CA 92705

				Web Site: https://www.corporatetrust.db.com/invr
				Factor Information: (800) 735-7777
				Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:							Cut-Off Date: April 30, 2004
	Certificate Insurer(s):		AMBAC Indemnity Corporation					Closing Date: June 3, 2004
								First Payment Date: June 15, 2004
	Servicer(s):		Home Loan and Investment Master Servicer

								Distribution Date: August 16, 2004
	Underwriter(s):		Lehman Brothers Lead Underwriter					Record Date: August 13, 2004

						Page 1 of 23					© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Remic I Series 2004-3
	Certificate Payment Report for August 16, 2004 Distribution

	Distribution in Dollars - Current Period
					Prior						Current
	Class	Original			Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value			Balance	Interest	Principal	Distribution	Losses	Interest	Balance
					(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A	PT	100,000,000.00			98,022,796.81	150,737.28	2,275,258.57	2,425,995.85	-	-	95,747,538.24
R	R	-			-	-	-	-	-	-	-

Total		100,000,000.00			98,022,796.81	150,737.28	2,275,258.57	2,425,995.85	-	-	95,747,538.24

	Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face
						Orig. Principal	Prior				Current
	Period	Period				(with Notional)	Principal			Total	Principal
Class	Starting	Ending		Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
							(1)	(2)	(3)	(4)=(2)+(3)	(5)

A				A-30/360	525180CH6	100,000,000.00	980.227968	1.507373	22.752586	24.259959	957.475382
R				A-30/360	525180CJ2	-	-	-	-	-	-

							Page 2 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Remic I Series 2004-3
	Certificate Payment Report for August 16, 2004 Distribution

	Distribution in Dollars - to Date
											Current
	Original				Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value		Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)		(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A	100,000,000.00		331,625.98		-	4,252,461.76	4,252,461.76	4,584,087.74	-	-	95,747,538.24
R	-		-		-	-	-	-	-	-	-

Total	100,000,000.00		331,625.98		-	4,252,461.76	4,252,461.76	4,584,087.74	-	-	95,747,538.24

	Interest Detail
	Pass-	Prior Principal				Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)			Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance			Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
					(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A	1.73000%	98,022,796.81			150,737.28	-	-	-	-	150,737.28	-
R		-			-	-	-	-	150,737.28	-	-

Total		98,022,796.81			150,737.28	-	-	-	150,737.28	150,737.28	-

							Page 3 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Collection Account Report for August 16, 2004 Distribution

	Collection Account Report

SUMMARY								TOTAL

	Principal Collections							2,272,324.53
	Principal Withdrawals							0.00
	Principal Other Accounts							0.00
	TOTAL NET PRINCIPAL							2,272,324.53

	Interest Collections							570,910.82
	Interest Withdrawals							0.00
	Interest Other Accounts							0.00
	Interest Fees							56,733.83
	TOTAL NET INTEREST							514,176.99

	TOTAL AVAILABLE FUNDS TO BONDHOLDERS							2,786,501.52

	Class A Interest Distribution Amount							150,737.28
	Class A Principal Distribution Amount							2,275,258.57

	REMITTANCE AMOUNT							2,425,995.85

PRINCIPAL - COLLECTIONS								TOTAL

	Scheduled Principal							98,934.96
	Curtailments							19,855.93
	Prepayments in Full							2,153,533.64
	Repurchases/Substitutions							0.00
	Liquidations							0.00
	Insurance Principal							0.00
	Other Additional Principal							0.00
	Delinquent Principal							0.00
	Realized Losses							0.00
	Principal Recoveries							0.00
	Non Recoverable Advances							0.00
	Principal Advanced							0.00

	TOTAL PRINCIPAL COLLECTED							2,272,324.53

				Page 4 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Collection Account Report for August 16, 2004 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - COLLECTIONS								TOTAL

	Scheduled Interest							571,014.39
	Repurchases/Substitutions							0.00
	Liquidations							0.00
	Other Additional Interest							0.00
	Prepayment Interest Shortfalls							(804.55)
	Delinquent Interest							(1,800.47)
	Realized Losses							0.00
	Compensating Interest							804.55
	Other Interest Shortfall (Relief Act)							0.00
	Interest Advanced							1,696.90
	Capitalized Interest Deposit							0.00

	TOTAL INTEREST COLLECTED							570,910.82

				Page 5 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Collection Account Report for August 16, 2004 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - OTHER ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - FEES								TOTAL

	Current Servicing Fees							40,738.04
	Trustee Fees							1,633.66
	Premium Amount							14,362.13

	TOTAL INTEREST OTHER FEES							56,733.83

				Page 6 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Credit Enhancement Report for August 16, 2004 Distribution

	Credit Enhancement Report

ACCOUNTS								TOTAL

	Beginning Spread Account Balance							645,856.65
	Spread Account Deposits from the Distribution Account							360,505.67
	Spread Account Interest Earnings							424.77
	Deposits to the Distribution Account							0.00
	Spread Account Excess Released to Class R							0.00
	Ending Spread Account Balance							1,006,787.09

	Beginning Basis Risk Reserve Fund Balance							0.00
	Basis Risk Reserve Fund Deposits from Corridor Contract							0.00
	Required Basis Risk Reserve Fund Deposit							0.00
	Withdrawls to pay Class A Available Funds Cap Carryforward							0.00
	Withdrawls to pay Class R							0.00
	Ending Basis Risk Reserve Fund Balance							0.00

INSURANCE								TOTAL

	Insurance Premium							14,362.13
	Other Insurance Amounts Due							0.00
	Interest on Insured Amounts Due							0.00
	Total Insurance Amounts Due							14,362.13
	Insurance Amounts Paid							14,362.13
	Remaining Unpaid Insurance Amounts							0.00

	Current Insured Amount paid to Distribution Account							0.00

STRUCTURAL FEATURES								TOTAL
SPACE INTENTIONALLY LEFT BLANK

				Page 7 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Collateral Report for August 16, 2004 Distribution

	Collateral Report

COLLATERAL								TOTAL
	Loan Count:
	Original							856
	Prior							835
	Prefunding							271
	Scheduled Paid Offs							-
	Full Voluntary Prepayments							(26)
	Repurchases							-
	Liquidations							-
	Current							1,080

	Principal Balance:
	Original							75,683,075.80
	Prior							73,705,872.61
	Prefunding							24,313,990.16
	Scheduled Principal							(98,934.96)
	Partial and Full Voluntary Prepayments							(2,173,389.57)
	Repurchases							-
	Liquidations							-
	Current							95,747,538.24

PREFUNDING								TOTAL
SPACE INTENTIONALLY LEFT BLANK

Current Prin Balance by Groups (in millions of dollars)					Total Current Principal Balance (in millions of dollars)

				Page 8 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Collateral Report for August 16, 2004 Distribution

	Collateral Report

CHARACTERISTICS								TOTAL

	Weighted Average Coupon Original							6.980433%
	Weighted Average Coupon Prior							6.979394%
	Weighted Average Coupon Current							6.990593%
	Weighted Average Months to Maturity Original							316
	Weighted Average Months to Maturity Prior							323
	Weighted Average Months to Maturity Current							323
	Weighted Avg Remaining Amortization Term Original							325
	Weighted Avg Remaining Amortization Term Prior							324
	Weighted Avg Remaining Amortization Term Current							324
	Weighted Average Seasoning Original							2.36
	Weighted Average Seasoning Prior							3.34
	Weighted Average Seasoning Current							3.40

Note: Original information refers to deal issue.

WAC by Groups					Total WAC

WARAT by Groups					Total WARAT

Note: Dates correspond to distribution dates.
				Page 9 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Collateral Report for August 16, 2004 Distribution

	Collateral Report

ARM CHARACTERISTICS								TOTAL

	Weighted Average Margin Original							5.054%
	Weighted Average Margin Prior							5.050%
	Weighted Average Margin Current							5.081%
	Weighted Average Max Rate Original							12.221%
	Weighted Average Max Rate Prior							12.212%
	Weighted Average Max Rate Current							12.201%
	Weighted Average Min Rate Original							5.993%
	Weighted Average Min Rate Prior							5.987%
	Weighted Average Min Rate Current							6.066%
	Weighted Average Cap Up Original							0.905%
	Weighted Average Cap Up Prior							0.904%
	Weighted Average Cap Up Current							0.904%
	Weighted Average Cap Down Original							0.905%
	Weighted Average Cap Down Prior							0.904%
	Weighted Average Cap Down Current							0.904%

Note: Original information refers to deal issue.

SERVICING FEES / ADVANCES								TOTAL

	Current Servicing Fees							40,738.04
	Delinquent Servicing Fees							103.57
	TOTAL SERVICING FEES							40,841.61

	Total Servicing Fees							40,841.61
	Compensating Interest							(804.55)
	Delinquent Servicing Fees							(103.57)
	COLLECTED SERVICING FEES							39,933.49

	Prepayment Interest Shortfall							804.55

	Total Advanced Interest							1,696.90

ADDITIONAL COLLATERAL INFORMATION								TOTAL

	Beginning Pool Factor							98.019863%
	Ending Pool Factor							98.022797%

				Page 10 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Delinquency Report for August 16, 2004 Distribution

	Delinquency Report - Total

				<1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL
DELINQUENT		Balance			-	29,950.46	-	29,950.46
		% Balance			0.00%	0.03%	0.00%	0.03%
		# Loans			-	1	-	1
		% # Loans			0.00%	0.09%	0.00%	0.09%
FORECLOSURE		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
BANKRUPTCY		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
REO		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL		Balance		-	-	29,950.46	-	29,950.46
		% Balance		0.00%	0.00%	0.03%	0.00%	0.03%
		# Loans		-	-	1	-	1
		% # Loans		0.00%	0.00%	0.09%	0.00%	0.09%
Note: <1 Payment = 0-29days, 1 Payment = 30-59days, 2 Payments = 60-89days, 3+ Payments = 90+
								6 Months Moving Average
1 or 2 Payments Delinquent					3 or More Payments Delinquent

Total Foreclosure					Total Bankruptcy and REO

Note: Dates correspond to distribution dates.
				Page 11 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	REO Report for August 16, 2004 Distribution

	REO Report - Mortgage Loans that Become REO During Current Distribution

SUMMARY				LOAN GROUP

Total Loan Count = 0				Loan Group 1 = ; REO Book Value = 000.00
Total Original Principal Balance = 000.00
Total Current Balance = 000.00
REO Book Value = 000.00

REO Book Value reported corresponds to total REO loans, including loans that become REO during current distribution.

Loan Number		Original	Stated		Current	State &
&		Principal	Principal	Paid to	Note	LTV at	Original	Origination
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
SPACE INTENTIONALLY LEFT BLANK

				Page 12 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Prepayment Report for August 16, 2004 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENTS								TOTAL

	Current
	Number of Paid in Full Loans							26
	Number of Repurchased Loans							-
	Total Number of Loans Prepaid in Full							26

	Paid in Full Balance							2,153,533.64
	Repurchased Loans Balance							-
	Curtailments Amount							19,855.93
	Total Prepayment Amount							2,173,389.57

	Cumulative
	Number of Paid in Full Loans							47
	Number of Repurchased Loans							-
	Total Number of Loans Prepaid in Full							47

	Paid in Full Balance							3,951,383.98
	Repurchased Loans Balance							-
	Curtailments Amount							48,346.85
	Total Prepayment Amount							3,999,730.83

SPACE INTENTIONALLY LEFT BLANK

Total Prepayments by Groups (in thousands of dollars)					Total Prepayments (in thousands of dollars)

				Page 13 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Prepayment Report for August 16, 2004 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENT RATES								TOTAL

	SMM							2.22%
	3 Months Avg SMM							1.55%
	12 Months Avg SMM
	Avg SMM Since Cut-off							1.55%

	CPR							23.61%
	3 Months Avg CPR							17.11%
	12 Months Avg CPR
	Avg CPR Since Cut-off							17.11%

	PSA							3472.68%
	3 Months Avg PSA Approximation							2821.23%
	12 Months Avg PSA Approximation
	Avg PSA Since Cut-off Approximation							2821.23%

CPR by Groups					Total CPR

PSA by Groups					Total PSA

				Page 14 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Prepayment Report for August 16, 2004 Distribution

	Prepayment Report - Voluntary Prepayments

CPR Avg since Cut-Off by Groups					Total CPR Avg since Cut-Off

PSA Avg since Cut-Off by Groups					Total PSA Avg since Cut-Off

PREPAYMENT CALCULATION METHODOLOGY
Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): [(1-SMMn) * (1-SMMn+1) *.......*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m): 1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month: AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+.......+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)

Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

				Page 15 of 23				© COPYRIGHT 2004 Deutsche Bank

	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Prepayment Detail Report for August 16, 2004 Distribution

	Prepayment Detail Report - Loans Prepaid in Full During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 26						Loan Group 1 =
Total Original Principal Balance = 2,164,661.00
Total Prepayment Amount = 2,153,533.64

Loan Number			Original			Current	State &	Type Prepayment
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Origination
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date

94724 1			40,000.00	39,609.71	Jul-02-04	9.750%	MA - 10.81%	Paid Off - 240	Nov-18-03
94973 1			44,000.00	43,141.21	Jul-08-04	7.000%	PA - 75.21%	Paid Off - 180	Dec-12-03
95016 1			19,000.00	18,533.68	Jul-22-04	7.250%	NH - 15.20%	Paid Off - 180	Dec-17-03
95026 1			177,000.00	175,871.56	Jul-26-04	5.750%	NY - 55.14%	Paid Off - 360	Dec-17-03
95039 1			85,350.00	84,527.14	Jul-06-04	8.250%	RI - 25.10%	Paid Off - 240	Dec-18-03
95129 1			15,000.00	14,948.98	Jul-30-04	8.000%	NY - 10.34%	Paid Off - 360	Dec-29-03
95142 1			211,000.00	210,153.43	Jul-28-04	6.000%	CO - 76.73%	Paid Off - 360	Dec-30-03
95201 1			39,988.00	39,687.42	Jul-30-04	7.250%	VA - 21.62%	Paid Off - 240	Jan-08-04
95259 1			20,000.00	19,502.18	Jul-16-04	7.250%	CT - 9.76%	Paid Off - 120	Jan-20-04
95300 1			136,000.00	135,537.62	Jul-28-04	8.000%	RI - 77.71%	Paid Off - 360	Jan-23-04
95302 1			182,000.00	181,303.81	Jul-08-04	6.250%	RI - 57.59%	Paid Off - 360	Jan-23-04
95340 1			200,000.00	198,255.49	Jul-30-04	6.000%	NY - 64.52%	Paid Off - 240	Jan-28-04
95341 1			13,938.00	13,914.23	Jul-06-04	8.750%	PA - 8.35%	Paid Off - 360	Jan-28-04
95458 1			28,000.00	27,825.00	Jul-12-04	8.750%	NY - 11.43%	Paid Off - 240	Feb-11-04
95495 1			205,785.00	204,834.59	Jul-20-04	5.250%	MA - 56.83%	Paid Off - 360	Feb-17-04
95506 1			37,000.00	36,556.73	Jul-07-04	7.750%	MA - 12.76%	Paid Off - 180	Feb-17-04
95516 1			61,700.00	61,345.04	Jul-22-04	8.750%	MA - 12.85%	Paid Off - 360	Feb-18-04
95682 1			80,500.00	80,269.63	Jul-21-04	6.250%	NY - 26.39%	Paid Off - 360	Feb-28-04
95784 1			38,500.00	38,448.46	Jul-07-04	10.000%	OH - 70.00%	Paid Off - 360	Mar-15-04
95928 1			40,000.00	39,923.89	Jul-01-04	6.250%	VA - 19.51%	Paid Off - 360	Mar-29-04
96126 1			61,900.00	61,767.97	Jul-01-04	5.650%	NY - 37.98%	Paid Off - 360	Apr-16-04
96165 1			123,500.00	123,417.13	Jul-01-04	8.000%	RI - 65.00%	Paid Off - 360	Apr-19-04
96168 1			55,000.00	54,965.14	Jul-19-04	8.280%	RI - 11.70%	Paid Off - 360	Apr-20-04
96344 1			70,000.00	69,860.27	Jul-30-04	6.000%	MD - 51.85%	Paid Off - 360	Apr-30-04
96445 1			95,500.00	95,442.14	Jul-21-04	8.500%	VA - 73.46%	Paid Off - 360	May-12-04
96485 1			84,000.00	83,891.19	Jul-27-04	6.000%	CT - 64.62%	Paid Off - 360	May-14-04

					Page 16 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Realized Loss Report for August 16, 2004 Distribution

	Realized Loss Report - Collateral

COLLATERAL REALIZED LOSSES								TOTAL

	Current
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Cumulative
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Note: Collateral Realized Loss Amount may include adjustments to loans liquidated in prior periods.

SPACE INTENTIONALLY LEFT BLANK

							3 Months Moving Average

Collateral Loss Severity Approximation by Groups					Collateral Loss Severity Approximation

				Page 17 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Realized Loss Report for August 16, 2004 Distribution

	Realized Loss Report - Collateral

DEFAULT SPEEDS								TOTAL

	MDR							0.00%
	3 Months Avg MDR							0.00%
	12 Months Avg MDR
	Avg MDR Since Cut-off							0.00%

	CDR							0.00%
	3 Months Avg CDR							0.00%
	12 Months Avg CDR
	Avg CDR Since Cut-off							0.00%

	SDA							0.00%
	3 Months Avg SDA Approximation							0.00%
	12 Months Avg SDA Approximation
	Avg SDA Since Cut-off Approximation							0.00%

	Loss Severity Approximation for Current Period
	3 Months Avg Loss Severity Approximation
	12 Months Avg Loss Severity Approximation
	Avg Loss Severity Approximation Since Cut-off

CDR by Groups					Total CDR

SDA by Groups					Total SDA

				Page 18 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Realized Loss Report for August 16, 2004 Distribution

	Realized Loss Report - Collateral

CDR Avg since Cut-Off by Groups					Total CDR Avg since Cut-Off

SDA Avg since Cut-Off by Groups					Total SDA Avg since Cut-Off

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY
Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn) * (1-MDRn+1) *.......*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +.......+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

				Page 19 of 23				© COPYRIGHT 2004 Deutsche Bank

	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Realized Loss Detail Report for August 16, 2004 Distribution

	Realized Loss Detail Report - Loans Liquidated During Current Distribution

SUMMARY							LOAN GROUP
Total Loan Count Current Losses = 0
Total Loan Count Revisions = 0						Loan Group 1 =
Total Prior Principal Balance = 0.00
Total Current Realized Loss Amount = 0.00
Total Revisions Amount = 0.00
Total Realized Loss Amount = 0.00
Total Net Liquidation Proceeds = 0.00
Note: Total Realized Loss Amount may include adjustments to loans liquidated in prior periods.

Loan Number			Current	State &		Prior	Realized		Cumulative
&		Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group		Status	Rate	Origination	Term	Balance	Revisions	Loss/(Gain)	Loss/(Gain)
SPACE INTENTIONALLY LEFT BLANK

					Page 20 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Triggers, Adj. Rate Cert. and Miscellaneous Report for August 16, 2004 Distribution

	Triggers, Adj. Rate Cert. and Miscellaneous Report

TRIGGER EVENTS								TOTAL

	Has a Servicer Termination Delinquency Event Occured?							No

	Has a Servicer Termination Loss Event Occured?							No

	Has the Optional Termination Date Been Reached?							No

ADJUSTABLE RATE CERTIFICATE INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION								TOTAL

				Page 21 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Other Related Information for August 16, 2004 Distribution

	Other Related Information

ADDITIONAL INFORMATION								TOTAL

	% of Excess Spread used in Monthly Excess Spread Amt.							100.0000%
	Excess Spread							360,505.67
	Monthly Excess Spread							360,505.67
	Spread Account Excess							0.00
	Spread Account Excess Allocable to Servicer/Seller Reimbursements							0.00
	Spread Account Excess Allocable to Monthly Advances							0.00
	Spread Account Excess Allocable to Class R							0.00

				Page 22 of 23				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Additional Certificate Report for August 16, 2004 Distribution

	Additional Certificate Report

SPACE INTENTIONALLY LEFT BLANK
	CLASS

				Page 23 of 23				© COPYRIGHT 2004 Deutsche Bank